                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


  Filed by the Registrant  [X]

  Filed by a Party other than the Registrant  [ ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement  [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e) (2))

  [X]  Definitive Proxy Statement

  [ ]  Definitive Additional materials

  [ ]  Soliciting Material Under Rule 14a-12

                               BIOPURE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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  [ ]  Fee paid previously with preliminary materials:

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                               BIOPURE CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 4, 2001

To our Stockholders:

     The 2001 annual meeting of stockholders of Biopure Corporation will be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, on Wednesday, April 4, 2001, beginning at 10:00 a.m. local time. At the meeting, the holders of class A common stock of the Company will act on the following:

     (1)  Election of two directors, each for a term of three years; and

     (2)  Any other matters that properly come before the meeting.

     All holders of record of shares of class A common stock at the close of business on February 5, 2001 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

                                   By order of the Board of Directors,



                                   Jane Kober
                                   Senior Vice President and Secretary

February 28, 2001
Cambridge, Massachusetts

                                TABLE OF CONTENTS

                                                                            PAGE

ABOUT THE MEETING.............................................................1
     What is the purpose of the annual meeting?...............................1
     Who is entitled to vote at the meeting?..................................1
     What are the voting rights of class A common stockholders?...............1
     Who can attend the meeting?..............................................1
     What constitutes a quorum?...............................................1
     How do I vote?...........................................................1
     Can I vote by telephone or electronically?...............................2
     Can I change my vote after I return my proxy card?.......................2
     What are the Board's recommendations?....................................2
     What vote is required to approve each item?..............................2

STOCK OWNERSHIP...............................................................3
     Who are the largest owners, and what is the director and
          executive officer ownership of the Company's stock?.................3

ITEM 1-- ELECTION OF DIRECTORS................................................5
     Directors Standing for Election..........................................5
     Directors Continuing in Office...........................................5
              How are directors compensated?..................................6
              How often did the Board meet during fiscal 2000?................6
              What committees has the Board established?......................6
     Certain Relationships and Related Transactions...........................7
     Report of the Audit Committee of the Board of Directors..................7
     Executive Compensation...................................................8
     Report of the Compensation Committee of the Board of Directors...........8
     Compensation Committee Interlocks and Insider Participation..............9
     Executive Compensation Summary Tables....................................9
              Non-Competition Agreements.....................................11
              Deferred Compensation Agreement................................11
              Employment Agreement...........................................11
              1990 Incentive Compensation and Company Stock Purchase Plan....11
              The 1998 Stock Option Plan.....................................12
              1999 Omnibus Securities and Incentive Plan.....................12
     Comparison of Total Returns.............................................13

INDEPENDENT ACCOUNTANTS......................................................14

OTHER MATTERS................................................................14

ADDITIONAL INFORMATION.......................................................14
     Advance Notice Procedures...............................................14
     Stockholder Proposals for the 2002 Annual Meeting.......................14
     Proxy Solicitation Costs................................................15

APPENDIX A - AUDIT COMMITTEE CHARTER

                               BIOPURE CORPORATION


                                11 Hurley Street
                         Cambridge, Massachusetts 02141

                           ---------------------------


                                 PROXY STATEMENT

                           ---------------------------


     This proxy statement contains information related to the annual meeting of stockholders of Biopure Corporation to be held on Wednesday, April 4, 2001, beginning at 10:00 a.m., at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02141, and at any postponements or adjournments thereof. This solicitation is being made by the Company. This proxy statement is first being sent to stockholders on or about February 28, 2001.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, stockholders will act upon the election of directors. In addition, the Company's management will report on the Company and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, February 5, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

     The Company has only one class of voting common stock outstanding, its class A common stock.

WHAT ARE THE VOTING RIGHTS OF CLASS A COMMON STOCKHOLDERS?

     Each outstanding share of class A common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-served basis.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of class A common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 24,953,061 shares of class A common stock of the Company were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     Most stockholders can vote their shares over the internet or by telephone. If internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

     for election of the nominated slate of directors.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS, AND WHAT IS THE DIRECTOR AND EXECUTIVE OFFICER OWNERSHIP OF THE COMPANY'S STOCK?

     Except as set forth below, the Company knows of no single person or group that is the beneficial owner of more than 5% of the Company's class A common stock. The following table also shows the amount of class A common stock of the Company beneficially owned (unless otherwise indicated) by the Company's directors, the executive officers of the Company named in the Summary Compensation Table below and the directors and executive officers of the Company as a group. Except as otherwise indicated, all information is as of January 31, 2001 and ownership consists of sole voting and investment power.


                                                                                CLASS A
                                                                             COMMON STOCK
                                                              --------------------------------------------
                                                                        SHARES             PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNERS
Carl W. Rausch(1)............................................         2,159,647               8.3
11 Hurley Street
Cambridge, MA 02141

OCM Principal Opportunities
  Fund, L.P.(2)..............................................         2,966,947              11.4
c/o Oaktree Capital Management
333 S. Grand Avenue
Los Angeles, CA 90071

HTV Industries, Inc.(3)......................................         1,502,729               5.8
30195 Chagrin Boulevard
Pepper Pike, OH 44124

Daniel P. Harrington(4)......................................         1,526,062               5.9

David N. Judelson(5).........................................         2,264,421               8.7

Stephen A. Kaplan(6).........................................         2,985,280              11.5

C. Everett Koop, M.D.(7).....................................           144,016                *

Paul A. Looney (8)...........................................            66,668                *

Charles A. Sanders, M.D.(9)..................................            39,482                *

Edward E. Jacobs, Jr., M.D.(10)..............................           335,670               1.3

Maria S. Gawryl, Ph.D.(11)...................................           100,333                *

Jane Kober (12).............................................             87,337                *

All Officers and Directors as a Group(13)....................         9,866,142              38.0

-------------------
* Less than one percent.

(1) Mr. Rausch's shares of class A common stock consist of: sole power to vote and dispose of 2,047,144 shares and options exercisable 60 days from January 31, 2001 to purchase 112,503 shares. His shares do not include 201,774 shares contributed to trusts for the benefit of his children.

(2) Includes warrants to purchase 180,140 shares and does not include options exercisable 60 days after January 31, 2001 to purchase 18,333 shares held by Mr. Kaplan for the benefit of the fund.

(3)  Includes warrants to purchase 11,111 shares.

(4) Mr. Harrington's shares include 1,491,618 shares and warrants to purchase 11,111 shares owned by HTV Industries, Inc., for which he shares voting and investment power, and options exercisable 60 days from January 31, 2001 to purchase 10,833 shares.

(5) Mr. Judelson's shares consist of sole power to vote and dispose of 2,110,248 shares and include options exercisable 60 days from January 31, 2001 to purchase 154,173 shares.

(6) Mr. Kaplan's shares consist of 2,786,807 shares and warrants to purchase 180,140 shares owned of record by OCM Principal Opportunities Fund, L.P., for which Mr. Kaplan has sole power to vote and dispose, and options exercisable 60 days from January 31, 2001 to purchase 18,333 shares, the economic interest in which is owned by OCM Principal Opportunities Fund, L.P.

(7) Dr. Koop's shares include 2,850 shares for which he has shared power to vote and dispose and options exercisable 60 days from January 31, 2001 to purchase 135,833 shares and exclude 33,333 shares held in a partnership for which Mr. Rausch has sole voting and investment power.

(8) Mr. Looney's shares consist of options exercisable 60 days from January 31, 2001.

(9) Dr. Sanders' shares include options exercisable 60 days from January 31, 2001 to purchase 18,333 shares and warrants to purchase 667 shares.

(10) Dr. Jacobs' shares exclude 145,393 shares contributed to a trust for the benefit of his children and include options exercisable 60 days from January 31, 2001 to purchase 11,670 shares.

(11) Dr. Gawryl's shares consist of options exercisable 60 days from January 31, 2001 to purchase 100,333 shares and exclude 36,667 shares held in a partnership for which Mr. Rausch has sole voting and investment power.

(12) Ms. Kober's shares include options exercisable within 60 days of January 31, 2001 to purchase 83,337 shares.

(13) Includes options exercisable 60 days from January 31, 2001 to purchase 821,271 shares and warrants to purchase 191,918 shares.

     Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2000 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                         ITEM 1 -- ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

     The Board of Directors is currently divided into three classes, having three-year terms that expire in successive years.

     The current term of office of directors in Class II expires at the 2001 annual meeting. The Board of Directors proposes that the nominees described below, both of whom are currently serving as Class II directors, be re-elected for a new term of three years and until their successors are duly elected and qualified.

     Each of the nominees has consented to serve a three-year term. If either of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.


     CLASS II DIRECTORS. The directors standing for election are:

     DANIEL P. HARRINGTON, 45, has served as a director of Biopure since August 1999. He has been President of HTV Industries, Inc. since 1991. HTV Industries, Inc. is a holding company with manufacturing operations and investments in various industries. He holds a B.B.A. degree from Stetson University and an M.B.A. from Xavier University. Mr. Harrington is a director of Churchill Downs, Inc.

     STEPHEN A. KAPLAN, 41, has served as a director of Biopure since November 1997. Since June 1995, Mr. Kaplan has been a principal in Oaktree Capital Management LLC. Since November 1993, Mr. Kaplan has also served as portfolio manager of The Principal Fund. He holds a J.D. degree from New York University School of Law and a B.S. degree in political science from the State University of New York at Stony Brook. Mr. Kaplan serves on the boards of directors of Acorn Products, Inc., Cherokee International LLC, CollaGenex Pharmaceuticals, Inc., Geologistics Corporation, KinderCare Learning Centers Inc. and Roller Bearing Holding Company, Inc.


                         DIRECTORS CONTINUING IN OFFICE

     CLASS I DIRECTORS. The following directors have terms ending in 2003:

     C. EVERETT KOOP, M.D., 84, has served as a director of Biopure since December 1990. From September 1994 to November 1997, Dr. Koop was the Chairman of the Board of Patient Education Media, Inc. Dr. Koop serves as director of drkoop.com, an Internet health site company, and Biomedics, a pharmaceutical company. Dr. Koop served as the Surgeon General of the United States from 1981 until 1989 and continues to educate the public about health issues through his writings and the electronic media, as Senior Scholar of the C. Everett Koop Institute at Dartmouth College. Dr. Koop received an Sc.D. degree from the Graduate School of the University of Pennsylvania, an M.D. degree from the Cornell University Medical College and an A.B. degree from Dartmouth College.

     PAUL A. LOONEY, 61, has served as President of Biopure since July 1999 and as a director since August 1999. From May 1995 until July 1999, Mr. Looney was a consultant to various biotechnology companies. Between September 1993 and May 1995, Mr. Looney was the Chief Executive Officer, Chief Operating Officer and President of Corning Costar Inc. Mr. Looney is a director of Biosphere Medical, Inc.

     CLASS III DIRECTORS. The following directors have terms ending in 2002:

     DAVID N. JUDELSON, 72, is a co-founder and has served as Vice Chairman of Biopure since 1984. Mr. Judelson is also a co-founder of Gulf and Western Industries, Inc., renamed Paramount Communications, Inc., where he served as President and Chief Operating Officer from 1967 to 1983. Since 1985, he has been Vice Chairman of Horsehead Industries, Inc., a privately owned industrial company. Mr. Judelson holds a bachelor of mechanical engineering degree from New York University College of Engineering.

     CARL W. RAUSCH, 52, is a co-founder and has served as Chairman and Chief Executive Officer of Biopure since 1984. From 1996 until July 1999, Mr. Rausch was also President of Biopure. Prior to Biopure's founding, Mr. Rausch was Vice President, Preparative and Process, at Millipore Corporation. He holds an M.S. degree in chemical engineering from Tufts University, an M.S. degree in chemical engineering from the Massachusetts Institute of Technology and a B.S. degree in chemical engineering from Tufts University.

     CHARLES A. SANDERS, M.D., 68, has served as a director of Biopure since October 1997. From July 1989 until his retirement in May 1995, Dr. Sanders was the Chairman and Chief Executive Officer of Glaxo Inc. Dr. Sanders serves on the boards of Genentech, Inc., Magainin Pharmaceuticals Inc., Vertex Pharmaceuticals, Inc., Edgewater Technology, Scios Inc., Trimens, Inc., Kendle International Inc. and Pharmacopeia, Inc. and previously was a member of the President's Committee of Advisors on Science and Technology. He was previously General Director of Massachusetts General Hospital and Professor of Medicine at Harvard Medical School. He received his M.D. degree from the Southwestern Medical College of the University of Texas.

HOW ARE DIRECTORS COMPENSATED?

     Each non-employee director received a fee of $500 per board meeting attended through April, 2000, when those payments were ended. Effective for the fiscal year 2000, non-employee directors receive annual grants of options to purchase 10,000 shares of class A common stock. Each option grant permits the holder to purchase shares at their fair market value on the date of grant. Directors who are also employees of the Company receive no additional compensation for service as directors.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2000?

     The Board of Directors met four times during fiscal 2000. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing compensation and audit committees.

     The Compensation Committee of the board of directors consists of Dr. Sanders, Chairman, Mr. Kaplan and Mr. Judelson.

     The Audit Committee consists of Mr. Harrington, Chairman, Dr. Sanders and Mr. Kaplan. Mr. Kaplan became a member in January 2001.

     COMPENSATION COMMITTEE. The Compensation Committee is charged with reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs for the Chief Executive Officer, the President and those persons who report directly to them; reviewing, approving, recommending and administering the Company's incentive compensation and stock option plans; and approving any employment and certain consultants' contracts. The Compensation Committee met five times in fiscal 2000.

     AUDIT COMMITTEE. The Audit Committee met twice in fiscal 2000. Its functions are, among other things, to review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; and discuss with management and the independent accountants the Company's annual financial statements and key accounting and/or reporting matters.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH OF THE DIRECTOR NOMINEES.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     The Company has a consulting arrangement with C. Everett Koop, M.D., a director. For the fiscal year 2000 it paid Dr. Koop $144,500.

     In August 1990, the Company made loans to some of its directors and officers and they used the proceeds from such loans to purchase class A common stock. During fiscal year 2000 Dr. Jacobs repaid his loan of $378,421 principal and interest. In December 2000 Mr. Rausch repaid his loan of $336,830 principal and interest. At October 31, 2000, the amount of indebtedness due under these loans where the amount involved is $60,000 or more and was not repaid was $73,419 principal and accrued interest owed by Geoffrey J. Filbey, Vice President, Engineering. The interest rate on the remaining loans is set with reference to the "base rate" announced by Fleet Bank of Massachusetts, N.A. At January 29, 2001, this interest rate was 9.50%. A loan to Mr. Rausch with $1.5 million principal and interest outstanding on January 29, 2001 bears interest at an annual interest rate of 4.71% and principal and interest are due July 31, 2003.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by the full board. The complete text of the charter is reproduced as Appendix A to this proxy statement.

     In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     With respect to the Company's outside auditors, the Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee also continued to monitor the need for an internal auditing program.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2000, for filing with the Securities and Exchange Commission.

Members of the Audit Committee for the year ended October 31, 2000:

Daniel P. Harrington
Charles A. Sanders, M.D.

                             EXECUTIVE COMPENSATION


     The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


     The Compensation Committee has furnished the following report for fiscal year 2000.

     Biopure's employee compensation policy is to offer a package including a competitive salary, an incentive bonus and a stock option program in which most employees are eligible to participate.

     The Company's compensation policy for officers is similar to that for other employees.

     The Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It provides for executive officer compensation that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is "at risk" -- namely, the annual bonus and stock options. The annual bonus permits individual performance to be recognized on an annual basis, and is based in significant part on an evaluation of the contribution made by the officer to the Company's performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders.

     Officers of the Company are paid salaries in line with their responsibilities. These salaries are structured generally to be within a salary range paid by other companies in the biotech or the pharmaceutical industry. Companies selected for salary comparison purposes differ from the companies included in the Nasdaq Computer Index, which is used in the performance graph that follows this report.

     The Committee arrives at base salaries for the Company's executive officers and changes in salaries, taking into account such factors as competitive industry salaries, an assessment of the nature of the position, the contribution and experience of the officer, the length of the officer's service and the recommendation of the Chief Executive Officer, Carl W. Rausch, and the President, Paul A. Looney, for executives other than themselves. The Committee reports its decisions to the full Board of Directors for confirmation.

     Annual bonuses paid to executive officers of the Company for fiscal 2000 were based upon overall Company and individual business unit performance and the extent to which the Company achieved its overall goals for the year. Consideration was also given to the need to keep the Company competitive in overall compensation.

     Mr. Rausch and Mr. Looney recommend option grants for executive officers and management other than themselves generally within a range associated with the individual's salary level. They also recommend an aggregate number of optioned shares to be granted to other employees and allocated by management. The Committee reviews and decides upon these recommendations and makes awards to Mr. Rausch and Mr. Looney. The Committee then reports its decisions to the Board of Directors for confirmation.

     The Compensation Committee annually reviews and approves the compensation of Mr. Rausch, the Chief Executive Officer, based on an assessment of overall Company performance, the extent to which the Company achieved its overall goals or milestones and, as the Company is in the development stage, its cash resources. In addition, Mr. Rausch is a significant stockholder, and to the extent his performance translates into an increase in the value of the Company's stock, all stockholders, including Mr. Rausch, share the benefits.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     None of the members of the Board's Compensation Committee is or has been an officer or employee of the Company. Jane Kober, Senior Vice President and General Counsel, serves as a member of the board of directors of HTV Industries, Inc., of which Mr. Harrington is president. No other executive officer of Biopure serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.


                      EXECUTIVE COMPENSATION SUMMARY TABLES


     The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of October 31, 2000 (the "named executive officers") for services rendered to the Company during each of the last three fiscal years.


                                              ANNUAL COMPENSATION                        LONG - TERM COMPENSATION
                                   ---------------------------------------------------------------------------------------
                                                                                         AWARDS         PAYOUTS
                                                                                         ------         -------
                                                                                     SECURITIES     EARNINGS ON
                                  FISCAL                           OTHER ANNUAL      UNDERLYING        DEFERRED
                                   YEAR    SALARY($)  BONUS($)  COMPENSATION($)      OPTIONS(#)  COMPENSATION($) 401(K)($)
                                   ----    ---------  --------  ---------------      ----------  --------------- ---------
Name and Principal Position
Carl W. Rausch..................   2000       307,008   65,000              --          25,000       67,603       4,550
    Chairman and Chief Executive   1999       307,008       --              --         166,680       94,097       4,550
    Officer                        1998       307,008       --              --          83,333      104,408       4,370
Paul A. Looney .................   2000       295,022   62,000              --          20,000           --         908
    President                      1999        87,372       --              --         233,340           --          --
Edward E. Jacobs, Jr., M.D......   2000       205,010   20,500              --          10,000           --       4,920
    Senior Vice President          1999       205,010       --              --          16,680           --       4,983
                                   1998       205,010       --              --          10,000           --       4,565
Maria S. Gawryl, Ph.D...........   2000       210,002   22,000              --          10,000           --       4,935
    Senior Vice President--        1999       202,501       --              --         100,000           --       4,929
    Research and Development       1998       195,000       --              --          53,334           --       4,653
Jane Kober......................   2000       220,012   22,000          80,001          10,000           --       4,950
    Senior Vice President--        1999       220,012       --          80,001         133,340           --       2,285
    General Counsel, Secretary     1998       102,390       --          40,000          33,333           --          --

Option Grants in Last Fiscal Year

     The following table summarizes information regarding options granted to the Chief Executive Officer and the Company's other four most highly compensated executive officers during the fiscal year ended October 31, 2000.

     Amounts in the following table represent hypothetical gains that could be achieved for the options if they were exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent an estimate or projection of our future class A common stock prices. These amounts represent certain assumed rates of appreciation in the value of the class A common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the class A common stock and overall stock market conditions. The amounts reflected in the following table may not necessarily be achieved.

                                                        INDIVIDUAL GRANTS
                                                        -----------------                         POTENTIAL REALIZABLE
                                                    PERCENT OF                                           VALUE AT
                                      NUMBER OF       TOTAL                                      ASSUMED ANNUAL RATES OF
                                     SECURITIES      OPTIONS                                    STOCK PRICE APPRECIATION
                                     UNDERLYING     GRANTED TO     EXERCISE                        FOR OPTION TERM($)
                                       OPTIONS     EMPLOYEES IN    PRICE PER     EXPIRATION     ------------------------
                                      GRANTED(#)      2000(%)       SHARE($)        DATE            5%            10%
                                      ----------      -------       --------        ----       ------------- ------------
NAME AND PRINCIPAL POSITION

Carl W. Rausch......................    25,000          5.74         17.78        09/05/10        279,544       708,419
   Chairman and Chief
   Executive Officer
Paul A. Looney......................    20,000          4.60         17.78        09/05/10        223,635       566,735
   President
 Edward E. Jacobs, Jr., M.D.........    10,000          2.30         17.78        09/05/10        111,817       283,367
   Senior Vice President
Maria S. Gawryl, Ph.D...............    10,000          2.30         17.78        09/05/10        111,817       283,367
   Senior Vice President--
   Research and Development
Jane Kober..........................    10,000          2.30         17.78        09/05/10        111,817       283,367
   Senior Vice President--
   General Counsel, Secretary

Fiscal Year-End Option Values

     The following table shows the number and value of unexercised options held by the Chief Executive Officer and the Company's other four most highly compensated executive officers at October 31, 2000. None of these individuals exercised options in fiscal 2000.

     In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, the fair market value on October 31, 2000 was determined to be $20.56 per share, the closing price of the class A common stock as quoted on The Nasdaq National Market on October 31, 2000.


                                                                         NUMBER OF
                                                                   SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                                   UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                                     FISCAL YEAR END(#)             FISCAL YEAR END($)
                                                              -------------------------------------------------------------
                                                              EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                                              -----------     -------------    -----------    -------------
NAME AND PRINCIPAL POSITION
Carl W. Rausch..........................................         83,337          191,677         400,487        1,183,378
   Chairman and Chief Executive Officer
Paul A. Looney..........................................         58,335          195,005         499,348        1,553,643
    President
Edward E. Jacobs, Jr., M.D..............................          9,170           27,510          42,495          141,686
   Senior Vice President
Maria S. Gawryl, Ph.D...................................         87,000           86,667         464,267          492,067
    Senior Vice President-- Research and Development
Jane Kober..............................................         83,337           93,337         593,362          621,162
    Senior Vice President--
    General Counsel, Secretary

NON-COMPETITION AGREEMENTS

All of our executive officers have agreed not to engage in any activities that would compete with our current business or any potential business during their employment terms and for five years thereafter.

DEFERRED COMPENSATION AGREEMENT

On August 8, 1990, we entered into a deferred compensation agreement with Carl Rausch, our Chairman, Chief Executive Officer and President, which provided that we would pay him a lump sum of $700,000 plus interest accrued from August 8, 1990 to the date of payment. The total payment will be due July 31, 2003. The amount of the payment with interest, calculated at the prime interest rate through July 1999 and thereafter at 4.71%, will be $1,686,000. The deferred compensation agreement was entered into as part of Mr. Rausch's overall long-term compensation agreement. Mr. Rausch borrowed money from us in 1990 to purchase class A common stock. See "Certain Relationships and Related Transactions" for more information about this loan.

EMPLOYMENT AGREEMENT

The Company has an employment agreement with Paul A. Looney. The agreement has a three-year term and may be extended. Under the terms of his employment agreement, Mr. Looney will serve as president of Biopure with all the duties and responsibilities of chief operating officer. He is entitled to an annual base salary of not less than $295,000, subject to annual adjustment, and is eligible to participate in all incentive, savings and retirement plans and welfare benefit plans and programs that the Company maintains or implements. In addition, under the agreement, Mr. Looney was promised and has received stock options to purchase 233,340 shares of class A common stock at an exercise price equal to the price to the public in the Company's initial public offering, $12.00 per share. These options have terms of 10 years and will be immediately exercisable in the event of a change of control or in the event of Mr. Looney's death, disability, retirement, termination of employment for reasons other than cause or voluntary termination under certain circumstances. Otherwise, the options become exercisable in 25% increments on July 1, 2000, 2001, 2002 and 2003.

This employment agreement also includes non-solicitation and non-competition provisions, restricting Mr. Looney's ability to engage in any activities that would compete with the Company's business.

1990 INCENTIVE COMPENSATION AND COMPANY STOCK PURCHASE PLAN

Under an Incentive Compensation and Company Stock Purchase Plan, the Company sold "non-lapse" restricted shares of class A common stock in August 1990 to certain key employees, consultants and directors at a purchase price of $1.35 per share. At the time of purchase, these shares had an estimated fair market value of $5.40 per share. The price paid for these shares represented a discount of $4.05 per share.

Under the terms of separate stock purchase agreements entered into with each purchaser, the resale price of these shares, whether sold to the Company or to a third party, would be equal to the price of the class A common stock less the discount with accrued interest. Any purchaser of such shares would be subject to the same restrictions. At May 1, 1999, the discount plus accrued interest per share was $7.92.

As of May 1, 1999, by separate amended agreements with officers and directors owning an aggregate of 1,172,052 "non-lapse" restricted shares, the discount plus accrued interest per share was fixed at $7.92, and holders may sell their shares or eliminate the restrictions at any time by the payment to the Company of $7.92 per share. In addition, the Company has the right, exercisable at any time during the 12 months beginning August 1, 2004, to exchange these restricted shares for a number of shares of class A common stock having equivalent value after taking into account the discount of $7.92 per share.

THE 1998 STOCK OPTION PLAN

In 1998, the Board of Directors adopted the 1998 Stock Option Plan as a replacement for the 1988 Stock Option Plan which expired in March 1998. Awards under the 1999 plan were in the form of incentive options, which are defined in the Internal Revenue Code of 1986, or non-statutory options. Options granted under this plan vest in such installments, cumulative or non-cumulative, as the Board may determine.

1999 OMNIBUS SECURITIES AND INCENTIVE PLAN

In 1999, the Board adopted the 1999 Omnibus Securities and Incentive Plan, which has the terms described below. This plan is intended to promote the Company's long-term financial interests and growth by providing incentives to employees and directors and to align their interests with those of the Company's stockholders by acquiring a proprietary interest in the Company's long-term success.

General. The 1999 Omnibus Securities and Incentive Plan provides for the granting of stock options, restricted stock awards, unrestricted stock awards, performance unit awards, performance share awards, distribution equivalent rights, or any combination of the foregoing to the Company's employees, directors and consultants. The Company's Compensation Committee administers this plan. The maximum number of shares of class A common stock reserved for issuance under this plan is 1,866,666.

Stock Options. Under the plan, the committee may award stock options, the term and vesting rules of which are to be specified in the respective stock option award agreements. The committee will determine whether to award incentive stock options or nonqualified stock options, as described in the applicable stock option award agreement. The granting of incentive stock options, as defined in the Internal Revenue Code of 1986, is subject to certain limitations as described in the plan, including the requirement that incentive stock options cannot be granted to non- employee directors. The committee will determine the option price, but, in the case of an incentive stock option, the option price will not be less than the fair market value of a share of class A common stock on the date of the grant of the option.

Restricted Stock Awards. The committee may grant restricted stock awards to key management employees and directors pursuant to a restricted stock award agreement. The restricted stock award agreements will describe the rights of the recipient of the restricted stock award, which rights may include or exclude voting rights. During the restriction period, the recipient of a restricted stock award will not receive the certificate representing shares of class A common stock, will not receive dividends and will not be entitled to sell, transfer, pledge or otherwise dispose of the shares. At the end of the restriction period, assuming the recipient has not breached the terms and conditions contained in the restricted stock award agreement, the recipient will receive the certificate representing shares of class A common stock.

Unrestricted Stock Awards. The committee may, in its discretion, award, or sell at a discount, as compensation for past services rendered to us, unrestricted shares of class A common stock. Unrestricted stock is not subject to restrictions on transfer.

Performance Unit Awards. The committee has discretion to set performance goals for an employee or director and related performance units with their dollar value. If the goals are met, the Company will make payment of a cash award equal to the number of bookkeeping units awarded at the dollar value assigned to each such unit.

Performance Share Awards. The committee has discretion to set performance goals for an employee or director which, if met, will result in the receipt of shares of class A common stock. The holder of a performance share award will have no rights as a stockholder until such time, if any, as the holder actually receives shares of class A common stock pursuant to the performance share award.

Distribution Equivalent Rights. The committee has discretion to grant an award entitling the holder to receive bookkeeping credits, cash payments and/or class A common stock distributions equal in an amount to the distributions that would have been made to the holder had the holder held a specified number of shares of class A common stock during the period that the holder held the distribution equivalent right.

Other Features of the 1999 Omnibus Securities and Incentive Plan. Unless otherwise provided in an award agreement, the plan provides that in the event of a change of control, as defined in the plan, and the termination of employment or removal, in the case of a director, under specified circumstances, the holder's outstanding awards will become fully vested and immediately exercisable, all transfer restrictions will lapse and all performance goals will be deemed to have been fully satisfied. The committee, however, can determine that upon a change of control, all outstanding awards will terminate and be cashed out within a specified time period.

The Board of Directors may terminate, alter or amend the 1999 Omnibus Securities and Incentive Plan; provided, however, that no such action may, without the consent of a holder, materially and adversely impair the rights under any outstanding award.

                           COMPARISON OF TOTAL RETURNS

The following graph compares the performance of the Company's class A common stock (the single class of common stock of the Company that has a public market) with the performance of the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Stocks Index from the first day the stock became publicly traded, July 30, 1999, through the end of fiscal 2000. The total stockholder return assumes that $100 was invested on July 30, 1999 in the Company's class A common stock, the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Stocks Index, and that all dividends were reinvested.

                              [PERFORMANCE GRAPH]

                                 7/30/99          10/31/99        10/31/00

Biopure                        $   100.00       $    82.29       $   171.36
Nasdaq US                      $   100.00       $   111.28       $   127.08
Nasdaq Pharmaceuticals         $   100.00       $   103.82       $   197.78

                             INDEPENDENT ACCOUNTANTS

     The Company has appointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2001. Ernst & Young LLP has served as the Company's independent accountants since 1990. Services provided to the Company and its subsidiaries by Ernst & Young LLP in fiscal 2000 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, and various tax services.

     Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they desire.

     Audit Fees. We paid our auditors $91,900 in fees for their professional services rendered for the audit of our financial statements for the fiscal year ended October 31, 2000 and the reviews of the financial statements included in our reports on Form 10-Q during the year.

     Financial Information Systems Design and Implementation Fees. Our auditors did not provide services in fiscal year 2000 constituting the design or implementation of financial information systems.

     All Other Fees. All other fees for services paid to Ernst & Young LLP for fiscal year 2000 were $98,880, including audit related services of $69,400 and nonaudit services of $29,480. The audit committee has concluded that the provision of these services is compatible with maintaining that firm's independence.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the item referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     ADVANCE NOTICE PROCEDURES. Under the Company's bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes stockholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by or at the direction of the board or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 45 or more than 75 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

     STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of stockholders in 2002 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than October 31, 2001.

     PROXY SOLICITATION COSTS. The proxies solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                                                      Appendix A

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the charter by the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is an independent director, as defined by the National Association of Securities Dealers, Inc. (NASD). All committee members shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the committee. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.


STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility relating to the Company's financial controls and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal accounting staff and management of the Company. In discharging the oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the authority and responsibility to evaluate and, where appropriate, recommend to the board that the independent auditors be replaced. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

- The committee shall discuss with the independent auditors the overall scope and plans for its audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the staff accountants the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examination. The committee shall also review from time to time the issue whether the Company needs an internal audit function.

- Following review of the interim financial statements by the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q, the committee shall be available to discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for this purpose.

- The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The committee shall make a recommendation to the board regarding inclusion in the Annual Report on Form 10-K of the audited financial statements.

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--------------------------------------------------------------------------------

                                 FORM OF PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              BIOPURE CORPORATION

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Biopure Corporation to be held on April 4, 2001 at 10:00 A.M. at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, and the Proxy Statement in connection therewith, each dated February 28, 2001; (b) appoints Paul A. Looney, Francis H. Murphy and Jane Kober, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Class A Common Stock of Biopure Corporation held of record by the undersigned on February 5, 2001 at the Annual Meeting of Stockholders to be held on April 4, 2001 or any adjournment thereof.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

BIOPURE(R)
C/O PROXY SERVICES
P.O. BOX 9141
FARMINGDALE, NY 11735

                                        VOTE BY INTERNET - www.proxyvote.com
                                        Use the Internet to transmit your
                                        voting instructions and for electronic
                                        delivery of information. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                        VOTE BY MAIL -
                                        Mark, sign and date your proxy card and
                                        return it in the postage-paid envelope
                                        we've provided or return to Biopure
                                        Corporation, c/o ADP, 51 Mercedes Way,
                                        Edgewood, NY 11717.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                              BIOPURE CORPORATION

                                 APRIL 4, 2001









TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   X
                                  BPURE1      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
BIOPURE CORPORATION

Vote on Directors                       04

1.   Election of Class II Directors. For  Withold  For all To withhold authority
     Nominees:                       All    All    Except  to vote, mark "For
     01)  Daniel P. Harrington                             all except" and
     02)  Stephen A. Kaplan          [ ]     [ ]     [ ]   write the nominee's
                                                           number on the line
                                                           below.

                                                           ---------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholders. If no direction is made, this proxy will be voted FOR Proposals 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

NOTE: The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint partners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name and give the title of signing officer.

---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------
Signature (PLEASE SIGN WITHIN BOX) Date    Signature (Joint Owners)     Date
--------------------------------------------------------------------------------